UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	On June 1, 2012, SandRidge Energy, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders at which the Company’s stockholders agreed to an amendment to the SandRidge Energy, Inc. 2009 Incentive Plan to increase the number of shares of Company common stock issuable under the plan by 6,000,000 shares to 28,500,000 shares. The 6,000,000 shares approved at the meeting is comprised of 3,317,580 additional shares not currently issuable under either the 2009 Incentive Plan or the Company’s 2005 Stock Plan and the 2,682,420 shares that will be reallocated to the 2009 Incentive Plan due to the termination of the 2005 Stock Plan, which was previously approved by the Company’s Board of Directors subject to the approval by the Company’s stockholders of the amendment to the 2009 Incentive Plan described above.

Also, on May 31, 2012, the Compensation Committee of the Company’s Board of Directors approved an amendment to the 2009 Incentive Plan to eliminate the ability to amend the terms of outstanding awards under the 2009 Incentive Plan to (i) reduce the exercise price of outstanding stock options (“Options”) or stock appreciation rights (“SARs”) or (ii) cancel outstanding Options or SARs in exchange for other awards or Options or SARs with an exercise price less than the exercise price of the cancelled Options or SARs without the approval of the Company’s stockholders, except in connection with a corporate transaction involving the Company (including, without limitation, any stock split, reverse stock split, stock dividend, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, dividend or distribution to holders of shares other than an ordinary cash dividend, recapitalization, reorganization, merger or consolidation).

The descriptions of the amendments above are summaries only and are qualified in their entirety by reference to the 2009 Incentive Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in response to this item.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)	The Company held its 2012 Annual Meeting of Stockholders on June 1, 2012.

(b)	Stockholders voted on the matters set forth below as follows:

(1)	Voting results for the election of Class III directors were as follows:

Name of Nominee	For	Withheld	Broker Non-votes
Everett R. Dobson	187,416,707	73,462,142	107,316,776
Daniel W. Jordan	165,222,330	95,656,519	107,316,776

(2)	Voting results for the ratification of the appointment by the Audit Committee of the Board of Directors of the Company of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 were as follows:

For	Against	Abstain	Broker Non-votes
363,791,137	1,941,475	2,463,013	—

(3)	Voting results for the approval of an amendment to the SandRidge Energy, Inc. 2009 Incentive Plan were as follows:

For	Against	Abstain	Broker Non-votes
151,555,663	107,629,191	1,693,995	107,316,776

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

10.1	SandRidge Energy, Inc. 2009 Incentive Plan, as amended June 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)

Date: June 6, 2012	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

No.	Description

10.1	SandRidge Energy, Inc. 2009 Incentive Plan, as amended June 1, 2012